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                                                                   EXHIBIT (1)-1
                                     FORM OF

                             UNDERWRITING AGREEMENT
                              THE BANC CORPORATION
                          1,000,000 SHARES COMMON STOCK

                                    ___, 1998



STERNE, AGEE & LEACH, INC.
As Representative of the several Underwriters named in Schedule I attached hereto
1901 Sixth Avenue North, Suite 2100
Birmingham, Alabama  35203-2675

Gentlemen:

         The undersigned, The Banc Corporation, a Delaware corporation (along with its predecessors, the "Company"), hereby confirms its agreement with Sterne, Agee & Leach, Inc. (individually, "Sterne Agee"), as representative (the "Representative") of the several underwriters named in Schedule I hereto (the "Underwriters"), as follows:

         1.  INTRODUCTION.

                  (a) The Company proposes to issue and sell to the Underwriters ____________ shares of its common stock, par value $.001 per share (the "Common Stock"), as set forth in Schedule I hereto and pursuant to the Underwriters' agreement to purchase the Common Stock in Section 3(a) hereof. The Common Stock to be purchased pursuant to Section 3(a) of this Agreement may be hereinafter referred to as the "Firm Shares".

                  (b) Solely for the purpose of covering over-allotments, if any, the Company proposes to grant to the Underwriters a one-time option (the "Over-allotment Option") to purchase from the Company in the aggregate, up to an additional ____________ shares of Common Stock (15% of the Firm Shares) pursuant to the terms and conditions of Section 3(b) herein. Such shares of Common Stock are hereinafter referred to as the "Option Shares."

         2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 333-_____) with respect to the Common Stock, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion

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and such abbreviated registration statements as may hereafter be required.
Copies of such registration statement and amendments, of each related prospectus subject to completion (the "Preliminary Prospectuses") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to Sterne Agee.

         If the registration statement relating to the Common Stock has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if Sterne Agree, on behalf of the Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations pursuant to subparagraph (1), (4) or (7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Common Stock has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if Sterne Agee on behalf of the Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Common Stock as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); provided, however, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of Sterne Agree, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Common Stock (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Common Stock that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of Sterne Agree on behalf of the Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.


                  (b) The Commission has not issued an order (a "Stop Order") suspending the effectiveness of, or preventing or suspending the use of, the Registration Statement, any Preliminary


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Prospectus, the Prospectus, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Common Stock nor has any such authorities instituted or threatened to institute any proceedings with respect to a Stop Order. In the event a Stop Order is issued by any "blue sky" or securities authority of any jurisdiction, then either the Company or the Representative may abandon the Registration Statement or void this Agreement. The Registration Statement, Preliminary Prospectus and Prospectus and any amendments and supplements thereto have conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations,
(ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph (b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

                  (c) The Company and each subsidiary of the Company (as used herein, the terms "subsidiary" includes any corporation, national or state bank, federal savings bank, joint venture or partnership in which the Company or any subsidiary of the Company has an ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has been legally constituted and is validly existing in good standing as a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), and the rules and, to the extent applicable, regulations thereunder. Each subsidiary bank of the Company has been duly incorporated and is a validly existing banking corporation under the laws of the jurisdiction of its incorporation. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged as disclosed in the Prospectus. Each of the Company's subsidiaries is set forth on Exhibit 22 of the Registration Statement.

                  (d) The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable (except, to the extent permitted by the National Bank Act, the stock of the Company's national bank subsidiaries). All of the outstanding stock of each of the Company's corporate subsidiaries owned beneficially and of record by the Company is owned clear of any lien, encumbrance, pledge, equity or claim of any kind. Neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

                  (e) The Company has all requisite legal right, power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement. This

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Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement, except as required by the National Association of Securities Dealer, Inc. or under the Act or state securities or Blue Sky laws which have been or will be made before the Closing Date. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets is subject, is required for the execution, delivery, or performance of this Agreement, and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any of its subsidiaries, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Company or any of its subsidiaries or to which any of their operations, businesses, properties, or assets are subject.

                  (f) There is not any pending or, to the best of the Company's knowledge, threatened any action suit, claim or proceeding against the Company, or any of its officers or any of its properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its officers or properties or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or might materially and adversely affect its properties, assets or rights, (ii) might prevent consummation of the transactions contemplated hereby or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

                  (g) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company as of September 30, 1998 is as set forth in the Prospectus under the caption "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock" (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Firm Shares and the Option Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Firm Shares or Option Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the consummation of the transactions contemplated on the Closing Date. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Common Stock except as may be required under the Act or under state or other securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to


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purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (h) Each of Ernst & Young LLP, Dudley, Hopton-Jones, Sim & Freeman, PLLP, and Cochran, Wheeler & Kennedy, P.C. which have examined certain of the financial statements of the Company, its subsidiaries, and their acquireds, together with the related schedules and notes filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company or acquireds, together with the related schedules and notes, and the unaudited financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations and changes in financial position and cash flow of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The other financial statements and schedules included in or as schedules to the Registration Statement conform to the material requirements of the Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. All of the financial and statistical data set forth in the Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Capitalization,", "Pro Forma Condensed Financial Information", "Selected Consolidated Financial Data," "Management's Discussions and Analysis of Financial Condition and Results of Operations," "Business" and "Principal Stockholders" [INSERT OTHER APPLICABLE CAPTIONS] fairly present the information set forth therein on the basis stated in the Prospectus. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance or for any labor dispute or court or governmental action, order or decree, which is not disclosed in the Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction not within the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interest, joint venture interest, long-term debt, obligations under capital leases or short-term borrowings of the Company or its subsidiaries, taken as a whole, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any adverse change, or any development involving a prospective material adverse change in the management, business, prospects, financial position, net worth or results of operations of the Company or its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

                  (j) Except as set forth in the Registration Statement and Prospectus, (i) the Company and its subsidiaries has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, (ii) the agreements to which the Company and its subsidiaries are a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company and its subsidiaries, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights, generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and
(iii) the Company and its subsidiaries have valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration


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Statement and Prospectus, the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                  (k) The Company and its subsidiaries have timely filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or any of its subsidiaries that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its subsidiaries; and all tax liabilities are adequately provided for on the books of the Company.

                  (1) The Company and its subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; the Company and its subsidiaries have not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its or its subsidiaries existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                  (m) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or its subsidiaries exist or is imminent that might be expected to result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. No collective bargaining agreement exists with any of the Company's or its subsidiaries' employees and, to the best of the Company's knowledge, no such agreement is imminent.

                  (n) The Company and its subsidiaries own or possess adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries; the Company and its subsidiaries have not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company and it subsidiaries by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and neither the Company nor its subsidiaries have received any notice of, and have any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                  (o) There are no contracts or other documents required by the Act or by the Rules and Regulations to be described in the Registration Statement, the Prospectus, or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                  (p) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not


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become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                  (q) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date or the Option Closing Date, as the case may be, and (ii) completion of the distribution of the Firm Shares, any offering material in connection with the offering and sale of the Firm Shares or the Option Shares, as the case may be, other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

                  (r) The Company has not at any time since its inception (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  (s) Neither the Company nor any of its subsidiaries, nor any of the directors, officers, employees or agents of the Company and its subsidiaries have taken and will not take, directly or indirectly, any action designed to cause or result in, or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

                  (t) Each officer and director of the Company has agreed in writing pursuant to a lock-up agreement in the form attached hereto as Exhibit A that such person will not, from the date of the lock-up agreement through a period of one hundred eighty (180) days after the effective date of the Registration Statement (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell (including without limitation in a short sale), dispose of, loan, pledge or grant any rights with respect to any shares of Common Stock, or any securities convertible into or exchangeable for Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition (collectively, a "Disposition"), otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction or (ii) with the prior written consent of Sterne Agee, provided that the foregoing shall not apply to any shares sold to the Underwriters pursuant to the Underwriting Agreement. Following the expiration of the one hundred eighty (180) day period, the undersigned may dispose of such Common Stock free of any contractual obligation hereunder. Furthermore, such person will also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such person, except in compliance with this Agreement. The Company has provided to counsel for the Underwriters a complete and accurate list of all security-holders of the Company and the number and type of securities held by each security-holder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and security-holders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or security-holders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Sterne Agee.

                  (u) Except as set forth in the Registration Statement and Prospectus, (i) the Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) to the best of the Company's knowledge, the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

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                  (v) The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or attained any funds in violation of any law, rule or regulation, the receipt or payment of which could have a material effect (financial or otherwise), on the Company.

                  (w) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or its subsidiaries to or for the benefit of any of the officers or directors of the Company or its subsidiaries or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                  (x) The Company has taken such action as necessary to have the Firm Shares and Option Shares authorized for trading on The Nasdaq National Market, or, if the Company is unable to obtain approval of listing on The Nasdaq National market, then The Nasdaq SmallCap Market, upon the Closing Date and Option Closing Date, as applicable.

                  (y) The Company's Common Stock is registered with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934 ("Exchange Act") and has complied with and will continue to comply with all registration, filing, and reporting requirements of the Exchange Act, which have been and will be applicable to the Company.

         3. PURCHASE, SALE, AND DELIVERY OF THE FIRM SHARES AND OPTION SHARES.

                  (a) On the basis of the representations, warranties, covenants, and agreements of the Company herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, and, each of the Underwriters, severally and not jointly, agree to purchase from the Company at a purchase price of $_______ per share, the number of Firm Shares as set forth opposite the respective names of the Underwriters in Schedule I hereto.

                  (b) The Company hereby grants to the Underwriters the Over-allotment Option to purchase up to __________ shares of Common Stock, as may be necessary to cover over-allotments, at the same purchase price per share, to be paid by the several Underwriters to the Company for the Firm Shares as provided for in this Section 3. The Over-allotment Option may be exercised only to cover over-allotments in Common Stock by the Underwriters. The Over-allotment Option may be exercised as to all or any part of the _________ shares of Common Stock included therein at any time (but only once) within thirty (30) days after the date the Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The Overallotment Option may be exercised by the Representative of the several Underwriters, by giving written notice to the Company setting forth the number of Option Shares to be purchased from the Company and the date and time for delivery of and payment for such Option Shares and stating that the Option Shares therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given prior to the Closing Date, the date set forth therein for such delivery and payment shall not be earlier than two (2) full business days thereafter or the Closing Date, whichever occurs later. If such notice is given on or after the Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three (3) full business days thereafter. In either event, the date so set forth shall not be more than fifteen (15) full business days after the date of such notice. The date and time set forth in such notice, or such other time not later than the seventh full business day thereafter as the Representative and the Company may determine, is herein called the "Option Closing Date". Upon exercise of the option, the Company shall become obligated to sell to the Representative for the account of the several Underwriters, and, subject to the terms and conditions herein set forth, the Representative shall become obligated to purchase, for the account of each Underwriter, from the Company, the number of Option Shares specified in such notice. The number of Option Shares to be purchased for the account of each Underwriter shall bear the same ratio to the total number of Option Shares to be purchased for the account of all Underwriters as the total number of Firm Shares to be purchased from the Company set forth opposite the name of such Underwriter on Schedule I hereto bears to the total number of Firm Shares to be purchased by all the Underwriters from the Company, subject in each case to such adjustments as the Representative in its discretion may make so that allocations may be made to each Underwriter in round lot amounts to the extent practicable.

                  (c) Delivery of the definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 3 shall be made against payment of the purchase price therefor by the several Underwriters in same-day federal funds by wire transfer to the Company at the offices of Haskell, Slaughter & Young, L.L.C., 1901 Sixth Avenue North, Suite 1200, Birmingham, Alabama 35203 (or at such other place as may be agreed upon between the Representative and the Company), at 10:00 A.M. Atlanta time either (a) on the third (3rd) full business day after this Agreement becomes effective or (b) if this Agreement is executed and delivered after 3:30 P.M., Atlanta time, the fourth (4th) full business day following the day that this Agreement becomes effective (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 9 hereof), such time and date of payment and delivery being herein called the "Closing Date;" provided, however, that if the Company has not made available to the Representative copies of the Prospectus within the time provided in Section 5(d) hereof, the Representative may, in its sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representative. Certificates in definitive form for the Option Shares which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered on the Option Closing Date. The certificates in definitive form for the Firm Shares and the Option Shares to be so delivered will be made available to Sterne Agee for checking and packaging at such office or such other location including, without limitation, in New York, New York, as Sterne Agee may reasonably designate at least one (1) full business day prior to the Closing Date or the Option Closing Date, as the case may be, and will be in good delivery form and will be in such names and denominations as Sterne Agee may request, such request to be made at least two (2) full business days prior to the Closing Date or the Option Closing Date, as the case may be. If the Representative so elects, delivery of the Firm Shares and Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

                  (d) It is understood that the Representative may (but shall not be obligated to) make any and all payments required pursuant to this Section 3 on behalf of any Underwriters whose check or checks shall not have been received by the Representative at the time of delivery of the Firm Shares or any Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by the Representative shall relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

         4. OFFERING BY UNDERWRITER AND UNDERWRITER DISCLOSURE.

                  (a) After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Shares and any Option Shares which may be sold at the price and upon the terms set forth in the Prospectus.

                  (b) The information set forth in (i) the last paragraph on the front cover page and (ii) the first, third and twelfth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) [INSERT OTHER APPLICABLE REFERENCES] constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and Sterne Agee, on behalf of the respective Underwriters, represents and warrants to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         5. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify Sterne Agee, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to Sterne Agee that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to Sterne Agee that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to Sterne Agee that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify Sterne Agee promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon Sterne Agee's request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Firm Shares and any Option Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify Sterne Agee of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Common Stock is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Common Stock as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Common Stock, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to Sterne Agee a reasonable time prior to the proposed filing thereof or to which Sterne Agee shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

                  (b) The Company will advise Sterne Agee, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                  (c) The Company will use its best efforts to qualify the Common Stock for offering and sale under the securities laws of such jurisdictions as Sterne Agee may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Common Stock, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Common Stock shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

                  (d) The Company will deliver without charge to each of the several Underwriters such number of copies of each Preliminary Prospectus as may reasonably be requested by the Underwriters and, as soon as the Registration Statement, or any amendment thereto, becomes effective under the Act or a supplement is filed with the Commission, deliver without charge to the Representative who signed copies of the Registration Statement, including exhibits, or such amendment thereto, as the case may be, and two copies of any supplement thereto, and delivery without charge to each of the several Underwriters such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as the Representative may reasonably request for the purposes contemplated by the Act.

                  (e) The Company will make generally available to its security-holders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statements (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11 (a) of the Act and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

                  (f) During a period of three (3) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants), and will furnish to Sterne, Agee and the other several Underwriters hereunder, (i) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company or such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (ii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders, (iii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"), (iv) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company or any of its subsidiaries, and (v) any additional information of a public nature concerning the Company or its subsidiaries, or its business which Sterne Agee may reasonably request. During such three (3) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and any subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                  (g) The Company will apply the net proceeds from the sale of the Firm Shares and any Option Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock.

                  (i) The Company will comply with all registration, filing, and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company.

                  (j) The Company will comply with all provisions of all undertakings contained in the Registration Statement.

                  (k) Prior to the Closing Date or the Option Closing Date, as the case may be, the Company will issue no press release or other communication, directly or indirectly, and hold no press conference with respect to the Company, the financial condition, results of operations, business, properties, assets, liabilities of the Company, or this offering, without the prior consent of the Representative, which consent shall not be unreasonably withheld.

                  (1) Use its best efforts to list itself in Moody's OTC Industrial Manual within ten (l0) days of the date hereof, and maintain such listing for a period of at least five years from the date hereof.

                  (m) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Underwriters shall terminate this Agreement pursuant to Section 11b)), the Company will reimburse the several Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating or preparing to market or marketing any Common Stock.

                  (n) If at any time during the twenty-five (25) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the opinion of Sterne Agee, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from Sterne Agee advising the Company to the effect set forth above, forthwith prepare, consult with Sterne Agee concerning the substance of, and disseminate, a press release or other public statement, reasonably satisfactory to Sterne Agee responding to or commenting on such rumor, publication or event subject to the approval of the Company's securities counsel which shall not be unreasonably withheld.

                  (o) During the ninety (90) day period following the effective date of the Registration Statement, the Company will not file a registration statement registering shares under any employee benefit plan except for shares covered under The Banc Corporation 1998 Incentive Plan; provided, however, that Ray Smith has executed a lock-up agreement as referenced in Section 2(t) and the Company does not grant any new options under The Banc Corporation 1998 Incentive Plan which are exercisable during such 90 day period.

                  (p) The Company will not take, directly or indirectly, any action designed to cause or result in, or which might constitute or might be expected to constitute, stabilization or manipulation of the price of the Common Stock.

         6. PAYMENT OF EXPENSES. The Company hereby agrees to pay all expenses (other than fees of counsel of the Underwriters, except as provided in Section 6(c), below), in connection with (a) the preparation, printing, filing, distribution, and mailing of the Registration Statement and the Prospectus and the printing, filing, distribution, and mailing of this Agreement and the Master Agreement Among Underwriters, any Master Selected Dealer Agreement, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments or supplements thereto supplied to the Underwriters in quantities as hereinabove stated, (b) the issuance, offer, sale, transfer, and delivery (as applicable) of the Common Stock, including any transfer or other taxes payable thereon, (c) the qualification of the Common Stock under state or foreign "blue sky" or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters, and the disbursements in connection therewith, (d) the filing fees payable to the Commission, the NASD, and the jurisdictions in which such qualification is sought, (e) any fees relating to the listing of the Common Stock on either The Nasdaq National Market System, The Nasdaq SmallCap Market or any other market upon which the Company lists the Common Stock, (f) the cost of printing certificates representing the Common Stock, (g) the fees of the transfer agent for the Common Stock, and (h) the cost of a Company "roadshow" including, without limitation, Sterne Agee's reasonable out-of-pocket expenses, expenses associated with presentations of the Company and the preparation of visual materials associated therewith.

         7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Shares and the Option Shares, as provided herein, shall be subject, in the discretion of the Representative, to the continuing accuracy in all material respects, of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Underwriters, as of the date hereof and as of the Closing Date (or the Option Closing Date, as the case may be), to the performance by the Company of its obligations hereunder, and to the following conditions:

                  (a) The Registration Statement shall have become effective under the Act not later than 6:00 P.M., Atlanta local time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative; on or prior to the Closing Date, or the Option Closing Date, as the case may be, no Stop Order shall have been issued and no proceeding shall have been initiated or threatened with respect to a Stop Order; and any request by the Commission for additional information shall have been complied with by the Company to the reasonable satisfaction of the Representative. If required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

                  (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Common Stock, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

                  (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business, or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in Sterne Agee's sole judgment, is material and adverse and that makes it, in Sterne Agee's sole judgment, impracticable or inadvisable to proceed with the public offering of the Common Stock as contemplated by the Prospectus.

                  (d) At the Closing Date and the Option Closing Date, as the case may be, Sterne Agee shall have received the Opinion of Haskell, Slaughter & Young, L.L.C., counsel for the Company, dated the date of delivery, addressed to the Underwriters, and in form and scope satisfactory to the Representative, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i)      The Company has been duly  incorporated  and
is validly existing in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries taken as a whole. The Company holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                           (ii)     Each of the  Company's  subsidiaries  is
validly existing and in good standing under the laws of the state of its incorporation or organization, as the case may be, with power and authority to own its properties and conduct its business as now conducted, and is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the business of the Company and its subsidiaries taken as a whole. The outstanding stock of each of the Company's subsidiaries is duly authorized, validly issued and fully paid. The outstanding stock of each of the Company's subsidiaries is nonassessable (except, to the extent permitted by the National Bank Act, the stock of the Company's national bank subsidiaries.) All of the outstanding stock of each of the corporate subsidiaries owned beneficially and of record by the Company is owned free and clear of all liens, encumbrances, equities and claims. No options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding. Each of the Company's subsidiaries holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                           (iii) As of the dates specified therein, the Company
had authorized and issued capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of the capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable, and the Firm Shares and Option Shares have been duly authorized, and upon issuance thereof and payment therefor as provided herein, will be validly issued, fully paid and nonassessable; none of the issued shares have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Certificate of Incorporation. There are no preemptive rights or, to the knowledge of such counsel, other rights to subscribe for or to purchase, or any restriction upon the transfer of, the Firm Shares or Option Shares pursuant to the Company's Certificate of Incorporation, bylaws or other governing documents or, to the knowledge of such counsel, any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Prospectus and except for restrictions on transfer imposed under applicable securities laws. Neither the filing of the Registration Statement nor the offer or sale of the Firm Shares or Option Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or any other securities of the Company. The Underwriters will receive good and marketable title to the Firm Shares and Option Shares to be issued and delivered pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholder agreements and voting trusts whatsoever. The capital stock of the Company and the Firm Shares and Option Shares conform to the description thereof set forth under the caption "Description of Capital Stock" in the Prospectus. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or Blue Sky laws, or if not registered in compliance with the applicable federal and state securities laws, any actions arising from such failure to register any such securities are barred by applicable statute of limitations.

                           (iv) The Company has full legal right, power and
authority to enter into this Agreement and to issue, sell and deliver the Firm Shares and Option Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally, including, without limitation, the United States Bankruptcy Code and applicable state laws.


                           (v)  No  consent,  approval,  authorization  or
order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Firm Shares and any Option Shares by the several Underwriters. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a material breach or violation by the Company of any of the terms or provisions of, or constitute a material default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which the Company or its properties is subject, or a violation or breach of the Certificate of Incorporation or bylaws of the Company, any material breach or violation of any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties.

                           (vi)     Except as  described  in the  Prospectus,
there is not pending, or to the best knowledge of such counsel threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company or any of its subsidiaries.

                           (vii)    To the knowledge of such counsel, no
material default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a material default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which they or their properties are subject, or of the Certificate of Incorporation or bylaws of the Company or any of its subsidiaries.

                           (viii)   To the knowledge of such counsel after
reasonable inquiry, neither the Company nor any of its subsidiaries is in material violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company and its subsidiaries and material to the Company and its subsidiaries taken as a whole or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries.

                           (ix)     The Registration Statement and all post
effective amendments thereto have become effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Prospectus and any amendments or supplements thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statement and the Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (x)      On the basis of the  participation  of such
counsel in conferences at which the contents of the Registration Statement and the Prospectus and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness, or fairness of statements contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, such counsel has no knowledge that (other than financial statements and other financial schedules which are or should be contained therein, as to which such counsel need express no opinion): (A) the Registration Statement, any Rule 430A prospectus, and the Prospectus, and any amendment or supplement thereto, does not appear on its face to comply as to form in any material respects with the requirements of the Act and the Rules and Regulations; (B) the Registration Statement, any Rule 430A prospectus, and the Prospectus, or any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (C) since the date of effectiveness under the Act of the Registration Statement, any event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been set forth in such an amendment or supplement.

         Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States, the laws of the State of Alabama or the corporate laws of the State of Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of the Company and its officers or other representatives and of governmental officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to Sterne Agee, as representative of the Underwriter, and to Underwriters' counsel.

                  (e) On or prior to the Closing Date and the Option Closing Date, as the case may be, the Underwriters shall have been furnished such information, documents, certificates, and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in
Section 7(d), and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as the Representative may reasonably request.

                  (f) At the Closing Date or the Option Closing Date, as the case may be, (i) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) there shall have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt, or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the date on which the Registration Statement becomes effective under the Act, and the Company shall not have incurred any material liabilities or entered into any agreements not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus, and (iii) except as set forth in the Prospectus, no litigation, arbitration, claim, governmental, or other proceeding (formal or informal) or investigation shall be pending, or, to our knowledge threatened or in prospect (or any basis therefor), with respect to the Company or any of its operations, businesses, properties, or assets which would be required to be set forth in the Registration Statement, wherein an unfavorable decision, ruling, or finding would materially adversely affect the business, property, condition (financial or otherwise), results of operations, or general affairs of the Company.

                  (g) At the Closing Date and the Option Closing Date, as the case may be, Sterne Agee shall have received a certificate of the chief executive officer and the chief financial officer of the Company, dated the Closing Date or the Option Closing Date, as the case may be, to the effect, among other things, that (i) the conditions set forth in Section 7(a) and 7(f) have been satisfied, (ii) as of the date of this Agreement and as of the Closing Date or the Option Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate and correct in all material respects, and (iii) as of the Closing Date or the Option Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior to such time have been fully performed in all material respects.

                  (h) (1) At the time this Agreement is executed and at the Closing Date and the Option Closing Date, as the case may be, the Representative shall have received a letter, addressed to the Underwriters, and in form and substance reasonably satisfactory to the Representative, from Ernst & Young LLP, independent public accountants for the Company, dated the date of delivery:

                         (i) confirming that they are, and during the period
covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations and stating that the disclosure under the heading entitled "Experts" in the Registration Statement is correct insofar as it relates to them;

                         (ii) stating that, in their opinion, the financial
statements and the footnotes thereto of the Company included in the Registration Statement examined by them comply in form and in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                         (iii) stating that, on the basis of procedures (but not
an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and Boards of Directors of the Company and committees of such Board of Directors, inquiries to certain officers and other employees of the Company responsible for financial and accounting matters, and other specified procedures and inquiries, nothing has come to their attention that caused them to believe that: (A) any unaudited financial statements and schedules of the Company included in the Registration Statement and Prospectus do not comply in form and in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations under the Act or the Exchange Act or are not fairly presented in conformity with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules and regulations of the Commission under the Exchange Act) applied on a basis consistent with that of the audited financial statements appearing therein, (B) there was any change in the capital stock or long-term debt of the Company or any decrease in the net current assets or shareholders' equity of the Company as of the date of the latest available monthly financial statements of the Company as of a specified date not more than five business days prior to the date of such letter, each as compared with the amounts shown in the September 30, 1998 balance sheet included in the Registration Statement and Prospectus, other than as properly described in the Registration Statement and Prospectus or any change or decrease (which shall be set forth therein) which, in the sole discretion of the Representative, the Representative shall accept, or (C) there was a net decrease in consolidated net interest income, consolidated net interest income after provisions for loan losses or in total or per share amounts of consolidated net income of the Company during the period from September 30 to the date of the latest available monthly financial statements of the Company or to a specified date not more than five business days prior to the date of such letter, each as compared to the corresponding period in 1997, other than as properly described in the Registration Statement and Prospectus or any decrease (which shall be set forth therein) which, at the sole discretion of the Representative, the Representative shall accept; and

                         (iv) stating that they have compared specific numerical
data and financial information pertaining to the Company set forth in the Registration Statement (including, but not limited to, the number of shareholders of the Company and the number of issued and outstanding shares of the Common Stock of the Company as of September 30,
1998), which have been specified by the Representative prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting records of the Company, and excluding any questions requiring any interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

               (2) At the time this Agreement is executed and at the Closing Date and the Option Closing Date, as the case may be, Representative shall have received a letter, addressed to the Underwriters, and in form and substance reasonably satisfactory to the Representative, from Dudley, Hopton-Jones, Sims & Freeman, PLLP, independent public accountants for the Company with respect to the fiscal year ended December 31, 1995, dated the date of delivery:

                         (i)   confirming that they are, and during the period
covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations and stating that the disclosure under the heading entitled "Experts" in the Registration Statement is correct insofar as it relates to them;

                         (ii)  stating that, in their opinion, the financial
statements and the footnotes thereto of the Company included in the Registration Statement examined by them comply in form and in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                         (iii) stating that they have compared specific
numerical data and financial information pertaining to the Company set forth in the Registration Statement which have been specified by the Representative prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting records of the Company, and excluding any questions requiring any interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

               (3) At the time this Agreement is executed and at the Closing Date and the Option Closing Date, as the case may be, Representative shall have received a letter, addressed to the Underwriters, and in form and substance reasonably satisfactory to the Representative, from Cochran, Wheeler & Kennedy, P.C., independent public accountants for the Company with respect to the fiscal year ended December 31, 1995, dated the date of delivery:

                         (i) confirming that they are, and during the period
covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations and stating that the disclosure under the heading entitled "Experts" in the Registration Statement is correct insofar as it relates to them;

                         (ii) stating that, in their opinion, the financial
statements and the footnotes thereto of the Company included in the Registration Statement examined by them comply in form and in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (i) All proceedings taken in connection with the issuance, sale, transfer, and delivery of the securities offered by the Registration Statement and Prospectus shall be reasonably satisfactory in form and substance to the Representative and to counsel for the Underwriters, and the Underwriters shall have received from such counsel for the Underwriters the opinion, dated as of the Closing Date and the Option Closing Date, as the case may be, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as the representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                  (j) The NASD Regulation, Inc., upon review of the terms of the public offering of the Stock, shall not have objected to the Underwriters' participation in such offering.

                  (k) Prior to or on the Closing Date, The Nasdaq Stock Market, Inc. shall have approved the Firm Shares and Option Shares for listing on The Nasdaq National Market or, if the Company is unable to obtain approval for listing on The Nasdaq National Market, then The Nasdaq Stock Market, Inc. shall have approved the Firm Shares and Option Shares for listing on The Nasdaq SmallCap Market.

                  (l) Prior to or on the Closing Date, the Company shall have provided to the Representative, or its counsel, copies of the Lock-up Agreements referred to in Section 2(t).

         Any certificate or other document signed by any officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company hereunder to the Underwriters as to the statements made therein. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the Option Closing Date, as the case may be, is not so fulfilled, the Representative may, on behalf of the several Underwriters, terminate this Agreement or, if the Representative so elects, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         8.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages, liabilities or expenses (including reasonable costs of investigation), joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of SCHEDULE E OF THE BYLAWS OF THE NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of representation, warranty, agreement or covenant of the Company herein contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through Sterne Agee, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Common Stock, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 5(d) hereof.

         The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                  (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities, or expenses (including reasonable costs of investigation) joint or several, to which the Company may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 8(b) to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through Sterne Agee, specifically for use in the preparation thereof (it being understood that the only information so provided is the information set forth in Section 4(b) of this Agreement), and agrees to reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

         The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a) or 8(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time (no more than fifteen (15) days) after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party or indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provided for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages, liabilities or expense (including reasonable costs of investigation) to which they may be subject (after contribution from others) in such proportion so that, except as set forth in Section 8 hereof, the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company is responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Common Stock purchased by such Underwriter in excess of the amount of damages which such Underwriter was otherwise required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(d) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls the Underwriters or the Company within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

                  (e) The parties of this Agreement hereby acknowledge that they are sophisticated business persons who are represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

         9.       SUBSTITUTION OF UNDERWRITERS.

                  (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Option Shares hereunder, and if the number of Firm Shares or Option Shares to which the defaults of all Underwriters in the aggregate relate does not exceed 10% of the aggregate number of Firm Shares or Option Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which such defaults relate shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

                  (b) If such defaults exceed in the aggregate 10% of the number of Firm Shares or Option Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, the Representative may, in its discretion, arrange to purchase itself or for another party or parties to purchase such Firm Shares or Option Shares, as the case may be, to which such default relates on the terms contained herein. If the Representative does not arrange for the purchase of such Firm Shares or Option Shares, as the case may be, within one business day after the occurrence of defaults relating to in excess of 10% of the Firm Shares and Option Shares, as the case may be, then the Company shall be entitled to a further period of three business days within which to procure another party or parties reasonably satisfactory to the Representative to purchase such Firm Shares or the Option Shares, as the case may be, on the terms contained herein. If the Representative or the Company does not arrange for the purchase of Firm Shares or the Option Shares, as the case may be, to which such defaults relate as provided in this Section 9(b), this Agreement may be terminated by the Representative or by the Company without liability on the part of the Company (except that the provisions of Sections 5(a), 6, 8, 10 and 13 shall survive such termination) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for any damages occasioned by its default hereunder.

                  (c) If the Firm Shares or Option Shares to which such defaults relate are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, for a reasonable period but in any event not more than seven business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements with respect to the Firm Shares or the Option Shares, as the case may be, and the Company agrees to prepare and file promptly any amendment or supplement to the Registration Statement or the Prospectus which in the opinion of counsel for the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 as if such party had originally been a party to this Agreement and had been allocated the number of shares of Firm Shares and Option Shares actually purchased by it as a result this Section 9.

         10. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and the Option Closing Date, and such representations, warranties, covenants, and agreements of the Underwriters and the Company, including the indemnity and contribution agreements contained in
Section 8, shall remain operative and in full force and effect regardless of any investigation made by, or on behalf of, any Underwriter or any indemnified person, or by, or on behalf of, the Company, or any person or entity which is entitled to be indemnified under Section 8(b), and shall survive termination of this Agreement or the delivery of the Firm Shares and the Option Shares, if any, to the several Underwriters. In addition, the provisions of Sections 5(a), 6, 8, 10, 11 and 13 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date or the Option Closing Date. Notwithstanding anything in the second sentence of Section 6 hereof to the contrary, and in addition to the obligations assumed by the Company pursuant to the first sentence of Section 6 hereof, if the offering should be terminated, the Company shall be liable to the Underwriters only for the reasonable out-of-pocket expenses incurred by the Underwriters in connection with this Agreement or the proposed offer, sale, and delivery of the Firm Shares and Option Shares.

         11. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION THEREOF.

                  (a) This Agreement shall become effective at the later to occur of either (i) the execution of this Agreement or (ii) the earlier of (a) 9:30 A.M., Atlanta local time, on the first full business day following the day on which the Registration Statement becomes effective under the Act or (b) the time of the initial public offering of any of the Common Stock by the Underwriters after the Registration Statement becomes effective provided, however, that the provisions of Sections 6, 8, 10 and 11 hereof shall at all times be effective. The time of the initial public offering shall mean the time of the release by Sterne Agee, for publication, of the first newspaper advertisement relating to the Common Stock, or the time at which shares of the Common Stock are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. The Representative or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Section 5(n), Section 6 and Section 8, by giving the notice indicated in Section 11(c) before the time this Agreement becomes effective under this Section 11(a).

                  (b) In addition to the right to terminate this Agreement pursuant to Sections 7 and 9 hereof, the Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or the Option Closing Date, as the case may be, by giving notice to the Company, and, if exercised, the Over-allotment Option, at any time prior to the Option Closing Date, by giving notice to the Company in the event of the following: (i) if any domestic or international event, act, or occurrence has materially and adversely disrupted, or, in the reasonable opinion of the Representative, will in the immediate future materially and adversely disrupt, the securities markets; or
(ii) if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; or (iii) if there shall have been an outbreak or increase in the level of major hostilities or other national or international calamity; or (iv) if a banking moratorium has been declared by a state or federal authority; or (v) if a moratorium in foreign exchange trading by major international banks or persons has been declared; or
(vi) if there shall have been a material interruption in the mail service or other means of communication within the United States; or (vii) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, or from any labor dispute or court or government action, order, or decree, which will, in the reasonable opinion of the Representative, make it inadvisable to proceed with the offering, sale, or delivery of the Firm Shares or the Option Shares, as the case may be; or (viii) if any material governmental restrictions shall have been imposed on trading in securities in general, which restrictions are not in effect on the date hereof, or (ix) if there shall be passed by the Congress of the United States or by any state legislature any act or measure, or adopted by any governmental body or authoritative accounting institute or board, or any governmental executive, any orders, rules, or regulations, which the Representative believes likely to have a material adverse effect on the business, financial condition, or financial statements of the Company or the market for the Common Stock; or (x) if there shall have been such material and adverse change in the market for the Company's securities or securities in general or in political, financial, or economic conditions as in the judgment of the Representative makes it inadvisable to proceed with the offering, sale, and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms contemplated by the Prospectus.

                  (c) If the Representative elects to prevent this Agreement from becoming effective, as provided in this Section 11, or to terminate this Agreement pursuant to Section 7 of this Agreement or this Section 11, the Representative shall notify the Company promptly by telephone, telex, or telegram, confirmed by letter. If, as so provided, the Company elects to prevent this Agreement from becoming effective or to terminate this Agreement, the Company shall notify the Representative promptly by telephone, telex, or telegram, confirmed by letter.

                  (d) Notwithstanding anything herein to the contrary, if this Agreement shall not become effective by reason of the election of the Company pursuant to Section 11(a) or if this Agreement shall terminate or shall otherwise not be carried out by December 31, 1998 by reason of any failure on the part of the Company to perform any covenant or agreement of this Agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company to the several Underwriters, in addition to the obligations the Company assumed pursuant to Section 6, will be to reimburse the several Underwriters for such reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) as shall have been incurred by them in connection with this Agreement or the proposed offer, sale, and delivery of the Firm Shares and Option Shares, and, upon demand, the Company agrees to pay promptly the full amount thereof to the Representative for the respective accounts of the Underwriters up to a maximum reimbursement of $75,000. Anything in this Agreement to the contrary notwithstanding other than
Section 11(e), if this Agreement shall not be carried out within the time specified herein for any reason other than the failure on the part of the Company to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the Company shall have no liability to the several Underwriters other than for obligations assumed by the Company pursuant to Section 6.

                  (e) Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 5(a), 6, 8, 10 and 13 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         12. NOTICES. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to such Underwriter, c/o Sterne, Agee & Leach, Inc., 1901 Sixth Avenue North, Suite 2100, Birmingham, Alabama 35203-2675, Attention: James S. Holbrook, Jr., with a copy to Burr & Forman LLP, 3100 SouthTrust Tower, 420 North Twentieth Street, Birmingham, Alabama 35203, Attention: William K. Holbrook, Esq., or if sent to the Company, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to The Banc Corporation, 17 North Twentieth Street, Birmingham, Alabama 35203, Attention: James A. Taylor, Jr., Executive Vice President, with a copy to Haskell, Slaughter & Young, L.L.C., 1901 Sixth Avenue North, Suite 1200, Birmingham, Alabama 35203,

Attention: F. Hampton McFadden, Esq. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         13. PARTIES. Sterne Agee represents that it is authorized to act as Representative on behalf of the several Underwriters named in Schedule I hereto, and the Company shall be entitled to act and rely on any request, notice, consent, waiver, or agreement purportedly given on behalf of the Underwriters when the same shall have been given by Sterne Agee on such behalf. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters and the Company and the persons and entities referred to in
Section 8 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any buyer, as such, of the Firm Shares or the Option Shares), and no other person shall have, or be construed to have, any legal or equitable right, remedy, or claim under, in respect of, or by virtue of this Agreement or any provision herein contained. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.

         14. CONSTRUCTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama, without giving effect to conflict of laws. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         15. SERVICE OF PROCESS. In any such action or proceeding with respect to this Agreement, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 12.

         16. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.

         If the foregoing correctly sets forth the understandings between the Representative and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.


                                 Very truly yours,


                                 THE BANC CORPORATION





                                 By:
                                    ------------------------------------------
                                       James A. Taylor, Chairman  & CEO

ACCEPTED as of the date first above
written in Birmingham, Alabama

STERNE, AGEE & LEACH, INC.*

By:
      ---------------------------------------------------
      James S. Holbrook, Jr., Chairman and President

*On behalf of itself and the other several
Underwriters named in Schedule I hereto

                                   SCHEDULE I


---------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL
                                                                                                  NUMBER
                                                                                              OF COMMON STOCK
                                                                                                   TO BE
         Underwriter                                                                             PURCHASED
---------------------------------------------------------------------------------------------------------------------
Sterne, Agee & Leach, Inc.......................................................

         Total..................................................................                  1,000,000
---------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                                LOCK-UP AGREEMENT

                                November __, 1998
Sterne, Agee & Leach, Inc.
1901 Sixth Avenue North
Suite 2100
Birmingham, Alabama 35203

Gentlemen:

         In order to induce you and The Banc Corporation, a Delaware corporation (the "Company"), to enter into an underwriting agreement with respect to the public offering (the "Offering") of 1,000,000 shares of Common Stock, par value $.001 per share ("Common Stock") (plus 150,000 shares of Common Stock issuable solely to cover over-allotments, if any) of the Company, I hereby agree that for the period of time ("Period") commencing on the date hereof and ending on the date 180 days following the date on which the Company's registration statement, filed with respect to the Offering, under the Securities Act of 1933, as amended (the "Act"), becomes effective under the Act, I will not, without your prior written consent, publicly offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable pursuant to the terms of any employee stock options. In order to enable you to enforce the aforesaid restrictions on transfer, I hereby agree that the Company may impose stop-transfer instructions with respect to the securities of the Company owned beneficially or of record by me, and affix to the certificates evidencing such securities a restrictive legend to such effect, in each case until the end of the Period.

         This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama, without giving effect to conflict of law principals.


                                  ----------------------------------------
                                  Signature

                                  ----------------------------------------
                                  Name (please print or type)

                                  ----------------------------------------
                                  Address (please print or type)

                                  ----------------------------------------
                                  Print Social Security Number or Taxpayer
                                  Identification Number